Other Operating Income (Expense), Net	12 Months Ended
Dec. 31, 2021
Other Operating Income Expense Net [Abstract]
Other Operating Income (Expense), Net

7. Other operating income (expense), net

Accounting policies

The Company records income and expenses that are not regularly occurring or normal business income and expense to other operating income (expense). Other operating income (expense) consists of government grants, gains on disposal of tangible assets, intangible write-offs, and other operating income (expense).

COVID-19 loans are granted at below-market rates of interest and represent a form of government grant. The COVID-19 loans are initially measured at fair value, calculated on the basis of the contractual future cashflows discounted at the market interest rate. The surplus of the loan proceeds over the fair value of the loan is recognized initially on the balance sheet in deferred government grant income within other liabilities and released to income within other operating income over the life of the loan. The loan is subsequently accounted for at amortized cost using the effective interest rate method.

Certain government grants for payroll and/or rental obligations are received as loans that are forgiven if the proceeds are utilized as intended within the specified timeframe. As soon as it is clear that the conditions for forgiveness will be fulfilled, these loans are recognized in the statement of income/loss as a reduction in the operating expense costs that they are intended to fund. Refer to Note 24 – “Borrowings” for discussion on the conditions for loan forgiveness.